UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

____________________

Date of Report
(Date of earliest event reported): March 6, 2015

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2015, the Board of Directors of First Business Financial Services, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Annual Incentive Bonus Program (the “Program”). Prior to the Amendment, the Program provided that the Company, First Business Bank (other than its subsidiaries First Business Capital Corp. and First Business Equipment Finance and its division First Business Trust & Investments) and First Business Bank - Milwaukee would determine annual bonuses for eligible employees using three equally weighted performance measures: (1) return on assets; (2) top line revenue and (3) analyzed service charges (net of waives). Prior to the Amendment, the Program provided that First Business Capital Corp., and its division First Business Factors, would determine annual bonuses for eligible employees using three equally weighted performance measures: (1) return on assets; (2) top line revenue and (3) net income; First Business Equipment Finance would determine annual bonuses for eligible employees using two equally weighted performance measures: (1) top line revenue and (2) credit quality; and First Business Trust & Investments would determine annual bonuses for eligible employees using three equally weighted performance measures: (1) top line revenue; (2) revenue from new assets under management from existing clients and (3) revenue from new assets under management from new clients.
The Amendment changed the performance measures as follows: Performance measures going forward will be established each year for the Company and its operating entities and include revenue growth goals, operating profitability goals and/or goals related to strategic objectives, as determined by the Board of Directors of the Company. The Amendment clarified that the Company must meet or exceed one-half of the ROA threshold level before any bonus payment can be made and also clarified that any payments made under the Program will be paid annually on or about March 15th of each year with actual timing at the discretion of the Board of Directors of the Company.
The foregoing description of the Program does not purport to be complete and is qualified in its entirety by reference to the full text of the Program, as amended, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is filed herewith:

(10.1) First Business Financial Services, Inc. Annual Incentive Bonus Program, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST BUSINESS FINANCIAL SERVICES, INC.

Date: March 6, 2015
By: /s/ Barbara M. Conley
Barbara M. Conley
Senior Vice President and General Counsel

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1        Annual Incentive Bonus Program of First Business Financial Services, Inc., dated March 6, 2015.